UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2008

IOWA TELECOMMUNICATIONS SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Iowa
(State or Other Jurisdiction of Incorporation)

001-32354	42-1490040
(Commission File Number)	(IRS Employer Identification No.)
403 W. Fourth Street North Newton, Iowa 50208
(Address of Principal Executive Offices) (Zip Code)

(641) 787-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On February 5, 2008, Iowa Telecommunications Services, Inc. entered into a Stock Purchase Agreement to acquire all of the outstanding stock of Bishop Communications Corporation. The material terms of the Stock Purchase Agreement are described in the press release dated February 7, 2008, attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial Statements: None.

(b)	Pro Forma Financial Information: None.

(c)	Shell Company Transactions: None.

(d)	Exhibits:

Exhibit 99.1 Press release dated February 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 7, 2008
Iowa Telecommunications Services, Inc.

		By:	/s/ Donald G. Henry
Donald G. Henry
Vice President, General Counsel
and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

IOWA TELECOMMUNICATIONS SERVICES, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
February 5, 2008	001-32354

IOWA TELECOMMUNICATIONS SERVICES, INC.

EXHIBIT NO.	ITEM

99.1	Press Release dated February 7, 2008